SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands
(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On December 19, 2003, the registrant issued a press release announcing the resignation of its chairman of the board of directors and the appointment of an interim chairman. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference as if set forth fully herein.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

	99.1	Press release dated December 19, 2003 announcing the resignation of its chairman of the board of directors and the appointment of an interim chairman.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2003

OPENTV CORP

By:	/s/ James Ackerman

Name:	James Ackerman
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated December 19, 2003 announcing the resignation of its chairman of the board of directors and the appointment of an interim chairman.